Events after balance sheet date	12 Months Ended
Dec. 31, 2022
Events after balance sheet date
Events after balance sheet date

36. Events after balance sheet date

On February 8, 2023, we announced topline results from Phase 3 DIVERSITY trial of filgotinib in CD, and our decision not to submit a Marketing Authorization Application in Europe based on these topline results. By consequence, we expect a decrease to the total estimated remaining costs for us to complete the filgotinib development, resulting in a positive catch up of revenues in 2023. At the time of the issuance of this annual report, our re-assessment of the estimated remaining costs is still ongoing. If our best estimate of the remaining cost to complete the filgotinib performance obligation would be decreased by 15% to 25%, this would result in an increase in revenue recognition in 2023 of €50 million to €86 million, and a corresponding decrease in current and non-current deferred income.

On March 20, 2023, 61,560 subscription rights were exercised (with an average exercise price of €28.75 per subscription right). This resulted in a share capital increase (including issuance premium) at Galapagos NV of €1,769,850.00 and the issuance of 61,560 new ordinary shares. The closing price of our share on Euronext Brussels and Amsterdam on March 20, 2023, was €35.47.